UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Datasea Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

DATASEA, INC. c/o WCST Shareholder Services 721 N. Vulcan Ave. Ste. 106 Encinitas, CA 92024-2191 TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED CONTROL NUMBER: XXXXXXXXXX EXERCISE YOUR RIGHT TO VOTE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOLLOW THE INSTRUCTIONS BELOW TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES. MEETING TYPE: ANNUAL MEETING OF SHAREHOLDERS FOR HOLDERS AS OF: APRIL 19, 2023 MEETING DATE & TIME: JUNE 20, 2023 AT 9:00 A.M LOCAL TIME LOCATION: 20TH FL, TOWER B. GUORUI PLAZA, 1 RONGHUA SOUTH RD, TECH. DEV ZONE, BEIJING PRC ---BEFORE YOU VOTE --- HOW TO REQUEST AND VIEW COPIES OF OUR MATERIALS PHONE: CALL 1-619-664-4780 FAX: SEND THIS CARD TO 760-452-4423 VIEW MATERIALS ONLINE VIA THE INTERNET: HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-DTSS/ AND FOLLOW THE ON-SCREEN INSTRUCTIONS. EMAIL: proxy@wcsti.com INCLUDE YOUR CONTROL ID IN YOUR EMAIL. IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED IN THE PROXY STATEMENT. THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-DTSS/ ---HOW TO VOTE--- VOTE BY INTERNET TO VOTE BY INTERNET, GO TO HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-DTSS/ BEFORE 11:59 A.M. EASTERN TIME JUNE 19, 2023 USING THE CONTROL NUMBER SHOWN AT THE UPPER RIGHT CORNER OF THIS NOTICE. VOTE IN PERSON IF YOU CHOOSE TO VOTE THESE SHARES IN PERSON AT THE MEETING, YOU MUST REQUEST A PAPER COPY OF THE MATERIALS WHICH WILL INCLUDE A PROXY CARD. VOTE BY MAIL YOU CAN VOTE BY MAIL BY REQUESTING A PAPER COPY OF THE MATERIALS WHICH WILL INCLUDE A PROXY CARD. THE PURPOSES OF THIS MEETING ARE AS FOLLOWS: 1. TO ELECT THE FIVE (5) MEMBERS TO THE COMPANY’S BOARD OF DIRECTORS; 2. RATIFY THE APPOINTMENT OF PARIS KREIT & CHIU LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2023 3. TO APPROVE THE AMENDMENT NO. 2 TO OUR 2018 EQUITY INCENTIVE PLAN; 4. ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THE PROXIES ARE AUTHORIZED TO VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY IN ACCORDANCE WITH THEIR BEST JUDGEMENT THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON APRIL 19, 2023 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS ABOVE. PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD